SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

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NATIONWIDE VARIABLE INSURANCE TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

December 8, 2011

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the NVIT Developing Markets Fund and NVIT Emerging Markets Fund (each, a “Fund” and collectively, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”).

Specifically, the Board of Trustees of the Trust (the “Board”) has approved the selection of The Boston Company Asset Management, LLC (“The Boston Company”) to serve as a new subadviser to each Fund. At the same time, the Board approved the termination of Baring International Investment Limited (“Barings”) as subadviser to each Fund. These changes became effective on September 21, 2011. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission that allows certain subadviser changes to be made without shareholder approval (the “Manager of Managers Order”). The Manager of Managers Order instead requires that this Information Statement be sent to you. The full information statement will also be available on the Funds’ website at http://www.nationwide.com/mutualfundsshareholdernews until March 31, 2012. A paper or email copy of the full information statement may be obtained, without charge, by contacting the Funds at 877-216-4240.

The Board approved the appointment of The Boston Company as a subadviser to the Funds upon the recommendation of Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds. This recommendation was based on several factors, including:

•	Barings’ high portfolio management team turnover;
•	NFA’s dissatisfaction with the performance of the Funds’ assets by Barings’ portfolio management team and the desire to improve the Funds’ performance; and
•	The Boston Company’s internal resources, capability, and willingness to manage the Funds in accordance with its investment objective and principal investment strategies.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Funds in the future.

Sincerely,

/s/Eric E. Miller
Eric E. Miller
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
 (800) 848-6331

INFORMATION STATEMENT

The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is furnishing this Information Statement with respect to the NVIT Developing Markets Fund and NVIT Emerging Markets Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust. All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of the date hereof, had selected either Fund as an underlying investment option within their variable contract will receive this Information Statement. This Information Statement will be sent to Contract Owners on or about December 19, 2011. The Information Statement is also available online at www.nationwide.com/mutualfundsshareholdernews. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”), which permits Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Board, but without obtaining shareholder approval provided, among other things, that the Funds send to their respective shareholders (or, in this case, the Contract Owners who have selected the Funds as underlying investment options) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Funds are investment portfolios or series of the Trust. The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Funds and supervises the Funds’ daily business affairs, subject to the supervision and direction of the Board. NFA selects subadviser(s) it believes will provide the Funds with high quality investment management services consistent with each Funds’ investment objective. NFA is responsible for the overall monitoring of the Funds’ subadviser(s).

Effective September 21, The Boston Company Asset Management, LLC (“The Boston Company”) began serving as subadviser to each Fund, following the termination of Baring International Investment Limited (“Barings”). As a result of this change, assets of the Funds previously subadvised by Barings are now subadvised by The Boston Company.

The Boston Company is independent of NFA and discharges its responsibilities subject to the oversight and supervision of NFA and the Board. The Boston Company is paid by NFA from the fees NFA receives from the Funds. In accordance with procedures adopted by the Board, the subadviser of the Funds may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of The Boston Company, located at One Boston Place, 14th Floor, Boston, Massachusetts 02108, as the new subadviser to the Funds. The Boston Company began serving as the Funds’ subadviser on September 21, 2011, following action taken by the Board on September 9, 2011, to approve The Boston Company as subadviser to the Funds. The decision by the Board to approve The Boston Company as subadviser, as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA’s duties to select and supervise the Funds’ subadviser(s), NFA is responsible for communicating performance expectations to, and evaluating the performance of, a subadviser and recommending to the Board whether new subadvisers should be hired or whether a subadviser’s contract with the Trust should be renewed, modified, or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The NVIT Developing Markets Fund’s investment objective seeks long-term capital appreciation. The NVIT Emerging Markets Fund’s investment objective seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries. Under normal circumstances, the Funds invest at least 80% of their net assets in equity securities issued by companies that are tied economically to emerging market countries.

As part of its ongoing monitoring duties, NFA received notification from Barings that the portfolio management team, upon which NFA had recommended the initial appointment of Barings to subadvise the Funds, was leaving. This team managed the Funds when Barings became the Funds’ subadviser in May 2010 and had historically produced impressive performance results.  Subsequently, NFA learned that numerous other portfolio managers, including investment professionals who had been members of the teams assigned to China, Asian equities, Latin America and other international regions have left Barings within the last year. The Funds have also ranked in the bottom performance quartile with the new portfolio management team. In view of this information, NFA conducted a formal search for a single subadviser that would replace Barings.

NFA employed a subadviser selection process that was driven by qualitative, quantitative, and risk-related criteria, including performance record, investment strategies, and strength and depth of management. For those potential subadvisers that met the performance requirements, a number of other factors were applied, including how the potential subadviser’s strategy had performed during both up and down markets, and whether the potential subadviser could appropriately subadvise both Funds, each in accordance with its respective investment objective and principal investment strategies. Discussions and on-site due diligence visits were then conducted with the potential subadvisers that met NFA’s qualitative, quantitative, and risk due diligence processes

The Boston Company

Of the potential subadvisers that were evaluated, NFA found The Boston Company to be the most qualified and appropriate candidate to subadvise the Funds considering the results of a detailed due diligence process as well as the Funds’ investment objectives and strategies. The Boston Company employs a bottom‐up investment approach (i.e., based on factors that are specific to individual companies) that emphasizes individual stock selection. The Boston Company uses proprietary quantitative (i.e., mathematical and statistical) models and fundamental analysis to seek to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. These quantitative models combine relative value measures (such as price/earnings ratios, price/book ratios and earnings value) and relative growth measures (estimated trends and revision ratios) to create a relative attractiveness score for each stock within a sector. The Boston Company’s fundamental analysis includes reviewing the more attractively ranked stocks to verify the accuracy of the quantitative ranking and to judge the sustainability of a company’s business momentum by analyzing the company’s management, financial statements, suppliers, customers and competitors. This stock selection process is designed to produce a diversified portfolio that, relative to each Fund’s benchmark index, frequently has a below‐average price/earnings ratio and an above‐average earnings growth trend. In addition, the NVIT Developing Markets Fund typically maintains investments in at least six countries at all times.

Sean P. Fitzgibbon, CFA, and Jay Malikowski are co‐portfolio managers responsible for the day‐to‐day portfolio management of the Funds. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company, where he has been employed (or with an affiliate) since 1991. Mr. Malikowski is a vice president, portfolio manager, research analyst and member of the global core equity team at The Boston Company, where he has been employed since August 2007. Prior to that, Mr. Malikowski was a graduate student, receiving an MBA degree in 2007, and from 2000 through August 2005 was a manager at Deloitte Consulting.

Based on the foregoing considerations, NFA recommended to the Board that The Boston Company be approved as subadviser to the Funds.

BOARD CONSIDERATIONS

At a Board meeting held in-person on September 9, 2011, the Board, none of the members of which are considered to be “interested persons” under the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustees”), discussed and unanimously approved the termination of Barings as subadviser to the Funds and the hiring of The Boston Company as subadviser to the Funds. The Trustees were provided with detailed materials relating to The Boston Company in advance of and at the meeting.

The Nature, Extent, and Quality of the Services Provided by The Boston Company as Subadviser. The Board considered the information provided by NFA relating to The Boston Company, including information relating to the impact to the Funds’ risk/return profile anticipated by NFA. The Board also examined and considered the experience of the investment personnel of The Boston Company that would be managing the Funds. The Board concluded that the nature and extent of services were consistent with industry standards and that the quality of services was expected to be good.

Investment Performance. The Board evaluated the Funds’ investment performance and considered the performance of the portfolio managers who were expected to manage the Funds on behalf of The Boston Company. The Board found that the prospects were reasonable that The Boston Company would provide satisfactory investment performance.

Fee Level. The Board considered the Funds’ overall fee level.  The Board noted that NFA and The Boston Company agreed to a lower subadvisory fee schedule than the subadvisory fee schedule with Barings. As a result of the new fee structure, NFA proposed to share the savings with shareholders of the Funds by entering into a Fee Waiver Agreement with the Trust whereby NFA would waive 50% of the amount by which NFA will realize savings due to the new fee structure.  The Board concluded that the subadvisory fees to be paid to The Boston Company were fair and reasonable in relation to the services and benefits provided to the Funds.

Profitability; Fall-Out Benefits. The Board considered the factor of profitability to The Boston Company as a result of the subadvisory relationship with the Funds and concluded that profitability could only be assessed after a reasonable time of service under the new arrangement. In addition, the Board considered whether any “fall-out” or ancillary benefits would accrue to The Boston Company as a result of its relationship with the Funds.

Terms of the Subadvisory Agreement. The Board reviewed the terms of the subadvisory agreement and noted that the non-compensatory terms are substantially similar in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers. The Board concluded that the terms were fair and reasonable.

Conclusion. Based on the totality of multiple factors taken together, instead of any single factor, the Board concluded that the approval of the subadvisory agreement was in the best interests of each Fund and its shareholders and unanimously approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

The Boston Company has served as a subadviser to a separate series of the Trust since 2010. The subadvisory agreement with The Boston Company, dated June 25, 2010 (the “Agreement”), was approved by the Board on September 9, 2011, in order to add the Funds to the Agreement. In accordance with the Manager of Managers Order, the Agreement will not be submitted to the Funds’ shareholders for their approval. The following is a brief summary of the material terms of the Agreement.

Term. The Agreement, with respect to the Funds, has an initial term that expires on May 1, 2013, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of outstanding shares of the Funds, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated on not more than 60 days’ written notice by NFA, the Trust on behalf of each Fund, a majority of the outstanding voting securities of a Fund, or The Boston Company. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual fee payable by NFA to The Boston Company (as a percentage of the Funds’ average daily net assets) is set forth in the table attached as Exhibit A. The overall net advisory fees of the Funds would decrease under the Agreement, as a result of a lower subadvisory fee schedule with The Boston Company than the previous subadvisory fee schedule with Barings and the new Fee Waiver Agreement between NFA and the Trust.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of each Fund’s assets to The Boston Company and for overseeing and reviewing the performance of The Boston Company. The Boston Company is required to manage each Fund in accordance with its investment objectives and policies, subject to the supervision of NFA and the Board.

Brokerage. Under the Agreement, The Boston Company is authorized to purchase and sell securities on behalf of the Funds through brokers or dealers The Boston Company selects and to negotiate commissions to be paid on such transactions. In doing so, The Boston Company is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, The Boston Company and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Funds or the Funds’ shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

The Boston Company is required, under the Agreement, to indemnify NFA, the Trust, the Funds, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of The Boston Company’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties, or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA is required to indemnify The Boston Company for any liability and expenses which may be sustained by The Boston Company unless they were the result of The Boston Company’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties, or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory changes. These provisions include a requirement that The Boston Company establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits The Boston Company to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Funds, subject to certain prohibitions on consultations between The Boston Company and other subadvisers to funds affiliated with the Funds.

Further Information. The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement is on file with the SEC and is available (i) in person at the SEC’s Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC’s website – http://www.sec.gov – through the EDGAR system.

OTHER INFORMATION ABOUT THE BOSTON COMPANY

The Boston Company is located at One Boston Place, 14th Floor, Boston, Massachusetts 02108. The following table sets forth the name and principal occupation of the principal executive officer and each director of The Boston Company. The address of each person listed below is One Boston Place, 14th Floor, Boston, Massachusetts 02108.

Name	Title
Jennifer Cassedy	Chief Compliance Officer
Corey A. Griffin	Manager
David H. Cameron	Manager
Edward H. Ladd	Manager

Scott E. Wennerholm	Manager/Trustee of Sole Member
MAM (MA) Holding Trust	Sole Member
Joseph P. Gennaco	President & Chief Operating Officer
Cyrus R. Taraporevala	Manager
John A. Park	Trustee of Sole Member
Mitchell E. Harris	Trustee of Sole Member
Bart A. Grenier	Chairman, CEO & CIO/Manager
Charles P. Dolan	Manager

The Boston Company is a wholly‐owned subsidiary of BNY Mellon Corporation.

MORE ABOUT FEES AND EXPENSES

Each Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2010, the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including the Independent Trustees, on March 11, 2011. The Investment Advisory Agreement was last approved by shareholders of the Funds on April 25, 2007. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board:
(i) sets overall investment strategy for each Fund; (ii) has overall supervisory responsibility for the general management and investment of a Fund’s assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser’s contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Funds’ business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of outstanding shares of each Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund, or by NFA, in each case, upon not more than 60 days’ written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of November 30, 2011, the Funds had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of November 30, 2011, to the Trust’s knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Funds.

As of November 30, 2011, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Funds.

Although Contract Owners are not being asked to vote on the approval of The Boston Company as subadviser to the Funds, the Trust is required by the rules of the SEC to summarize the voting rights of Contract Owners. Whenever a matter affecting the Funds requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Funds’ shareholders and to Contract Owners who have selected the Funds as an underlying mutual fund option. Shares of the Funds are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Funds as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Funds. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will then vote the shares of the Funds attributable to the Contract Owners in accordance with Contract Owners’ voting instructions. If voting instructions are not received, the separate accounts will vote the shares of a Fund for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Fund, may control the outcome of the vote. Each share of each Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Funds is only a brief summary of these rights. Whenever shareholder approval of a matter affecting the Funds is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, acts as the Trust’s principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. The address for NFA, NFD and NFM is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of The Boston Company, nor do any such Officers or Trustees own securities issued by The Boston Company or have any other material direct or indirect interest in The Boston Company.

The Trust will furnish without charge, a copy of the Trust’s most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free (800) 848-6331. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

By Order of the Board of Trustees of Nationwide Variable Insurance Trust,

/s/Erice E. Miller
Eric E. Miller, Secretary

December 8, 2011

EXHIBIT A

SUBADVISORY FEES

The annual fee payable by NFA to The Boston Company (as a percentage of each Fund’s average daily net assets under The Boston Company’s management) is set forth in the following table.

Fund	Subadvisory Fees
NVIT Developing Markets Fund	0.45% on Aggregate Subadviser Assets+ up to $200 million; and 0.40% on Aggregate Subadviser Assets+ of $200 million and more.
NVIT Emerging Markets Fund

† The term “Aggregate Subadviser Assets” means the aggregate amount of assets resulting from the combination of the assets of both the NVIT Developing Markets Fund and NVIT Emerging Markets Fund.

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Funds pay NFA an investment advisory fee at an effective annual rate (as a percentage of each Fund’s average daily net assets) as set forth in the following table.

Fund	Advisory Fees
NVIT Developing Markets Fund	0.95% on assets up to $500 million; 0.90% on assets of $500 million and more but less than $2 billion; 0.85% for assets of $2 billion and more
NVIT Emerging Markets Fund

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Funds to NFA for the fiscal year ended December 31, 2010. The amount indicated is net of waivers and reimbursements.

Fund	Advisory Fees
NVIT Developing Markets Fund	$ 1,880,979
NVIT Emerging Markets Fund	$ 2,205,584

C-1

EXHIBIT D

As of November 30, 2011, the Funds had issued outstanding shares in the amount set forth in the table below.

Fund	Number of Shares Outstanding
NVIT Developing Markets Fund Class I	0
NVIT Developing Markets Fund Class II	19,538,419.575
NVIT Emerging Markets Fund Class Y	0
NVIT Emerging Markets Fund Class I	1,939,939.457
NVIT Emerging Markets Fund Class II	171,677.044
NVIT Emerging Markets Fund Class III	8,317,282.537
NVIT Emerging Markets Fund Class VI	4,777,119.147

D-1

EXHIBIT E

As of November 30, 2011, to the Trust’s knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the “shares”) of the Funds:

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
NVIT Developing Markets Fund Class II
AMERICAN SKANDIA LIFE ASSURANCE	14,138,846.172	72.36%
CORP CLASS SAB
C/O WILLIAM SUES
213 WASHINGTON ST
MSC 02-07-01
NEWARK, NJ 07102-2917

PRUCO LIFE INSURANCE COMPANY	2,676,425.339	13.70%
OF ARIZONA
213 WASHINGTON ST 7FL
NEWARK, NJ 07102-2917

MONUMENTAL LIFE INS CO	1,944,985.435	9.95%
C/O ADVISORS EDGE SELECT
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499-0001

NVIT Emerging Markets Fund Class I
NATIONWIDE LIFE INSURANCE COMPANY	1,034,134.820	53.31%
NWVLI4
c/o IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	433,163.915	22.33%
NWPP
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	124,647.859	6.43%
PMLIC-VLI
C/O IPO PORFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218-2029

NVIT Emerging Markets Fund Class II
NATIONWIDE LIFE INSURANCE COMPANY	127,107.872	74.04%
NWVAII
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	44,569.172	25.96%
NWVA7
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218

NVIT Emerging Markets Fund Class III
NATIONWIDE LIFE INSURANCE COMPANY	3,300,302.536	39.68%
NWVA9
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218-2029

E-

E-1

NATIONWIDE LIFE INSURANCE COMPANY	2,334,186.346	28.06%
NWVAII
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	1,217,760.240	14.64%
NWVLI4
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218-2029

NVIT Emerging Markets Fund Class VI
NATIONWIDE LIFE INSURANCE COMPANY	4,410,276.356	92.32%
NWVAII
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	308,767.627	6.46%
NWVA7
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS, OH 43218-2029

E-

E-2

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

NVIT Developing Markets Fund
NVIT Emerging Markets Fund

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete information statement that is available to you on the internet relating to the NVIT Developing Markets Fund and the NVIT Emerging Markets Fund (the “Funds”) of Nationwide Variable Insurance Trust (the “Trust”). We encourage you to access and review all of the important information contained in the information statement.

The following material is available for view: Information Statement

The Information Statement details a recent subadviser change relating to the Funds. Specifically, the Board of Trustees of the Trust (the “Board”) has approved the selection of The Boston Company Asset Management, LLC to serve as the new subadviser to the Funds. At the same time, the Board approved the termination of Baring International Investment Limited as subadviser to the Funds. These changes became effective on September 21, 2011. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that allows certain subadviser changes to be made without shareholder approval (the “Manager of Managers Order”). The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

The full information statement will be available on the Fund’s website at http://www.nationwide.com/mutualfundsshareholdernews until March 31, 2012. A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at 877-216-4240.

If you want to receive a paper or e-mail copy of the above listed document, you must request one.

There is no charge to you for requesting a copy.